April  29,  2005


                                LETTER OF CONSENT
                        RE: AUDITED FINANCIAL INFORMATION

We hereby consent to the incorporation by reference of our report as of December 31, 2004 relating to the audited financial statements of NeWave, Inc. that are included in the registration statement on Form S-B2 for the year ended December 31, 2004 and dated April 11, 2005.



MICHAEL  JOHNSON  &  CO.,  LLC



Michael  B.  Johnson,  CPA
9175  E.  Kenyon  Avenue,  Suite  100
Denver,  CO  80237
Telephone:  303-796-0099
Facsimile:    303-796-0137